UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
June 20, 2007
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona		85004-4545
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

Item 7.01 REGULATION FD DISCLOSURE
     On June 20, 2007, Viad Corp (the “Company”) will make a presentation at the William Blair 27th Annual Growth Stock Conference in Chicago. As reported in its June 11, 2007 press release, the Company’s presentation will begin at 3:40 p.m. Central Time. A link to the audio webcast will be available on Viad’s Web site at www.viad.com. A copy of the presentation will also be made available, for a limited time, on Viad’s Web site. A copy of the Company’s presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
     The information in Item 7.01 of this current report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
99.1	- Presentation, William Blair 27th Annual Growth Stock Conference, June 20, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
June 20, 2007	By	/s/ G. Michael Latta
G. Michael Latta
Vice President - Controller (Chief Accounting Officer and Authorized Signer)